Exhibit 99.2

	First-Quarter 2020 Detailed Supplemental Information

	2019					2020
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
$ Millions, Except as Indicated
CONSOLIDATED INCOME STATEMENT

Revenues and Other Income
Sales and other operating revenues	9,150	7,953	7,756	7,708	32,567	6,158				6,158
Equity in earnings of affiliates	188	173	290	128	779	234				234
Gain (loss) on dispositions	17	82	1,785	82	1,966	(42)				(42)
Other income (loss)	702	172	262	222	1,358	(1,539)				(1,539)
Total Revenues and Other Income	10,057	8,380	10,093	8,140	36,670	4,811				4,811

Costs and Expenses
Purchased commodities	3,675	2,674	2,710	2,783	11,842	2,661				2,661
Production and operating expenses	1,271	1,418	1,331	1,302	5,322	1,173				1,173
Selling, general and administrative expenses	153	129	87	187	556	(3)				(3)
Exploration expenses	110	122	360	151	743	188				188
Depreciation, depletion and amortization	1,546	1,490	1,566	1,488	6,090	1,411				1,411
Impairments	1	1	24	379	405	521				521
Taxes other than income taxes	275	194	237	247	953	250				250
Accretion on discounted liabilities	86	87	86	67	326	67				67
Interest and debt expense	233	165	184	196	778	202				202
Foreign currency transactions (gain) loss	12	28	(21)	47	66	(90)				(90)
Other expenses	8	14	36	7	65	(6)				(6)
Total Costs and Expenses	7,370	6,322	6,600	6,854	27,146	6,374				6,374
Income (loss) before income taxes	2,687	2,058	3,493	1,286	9,524	(1,563)				(1,563)
Income tax provision	841	461	422	543	2,267	148				148
Net Income (Loss)	1,846	1,597	3,071	743	7,257	(1,711)				(1,711)
Less: net income attributable to noncontrolling interests	(13)	(17)	(15)	(23)	(68)	(28)				(28)
Net Income (Loss) Attributable to ConocoPhillips	1,833	1,580	3,056	720	7,189	(1,739)				(1,739)

Net Income (Loss) Attributable to ConocoPhillips
Per Share of Common Stock (dollars)
Basic	1.61	1.40	2.76	0.66	6.43	(1.60)				(1.60)
Diluted	1.60	1.40	2.74	0.65	6.40	(1.60)				(1.60)

Average Common Shares Outstanding (in thousands)*
Basic	1,139,463	1,125,995	1,108,555	1,095,606	1,117,260	1,084,561				1,084,561
Diluted	1,146,515	1,131,242	1,113,250	1,099,786	1,123,536	1,084,561				1,084,561
*Ending Common Shares Outstanding is 1,072,425 as of Mar. 31, 2020, compared with 1,084,868 as of Dec. 31, 2019.

INCOME (LOSS) BEFORE INCOME TAXES

Alaska	505	580	417	491	1,993	107				107

Lower 48	261	269	35	9	574	(562)				(562)

Canada	73	100	69	(6)	236	(150)				(150)

Europe and North Africa	709	602	2,345	502	4,158	187				187

Asia Pacific and Middle East	730	642	606	509	2,487	569				569

Other International	130	87	75	(21)	271	27				27

Corporate and Other	279	(222)	(54)	(198)	(195)	(1,741)				(1,741)

Consolidated	2,687	2,058	3,493	1,286	9,524	(1,563)				(1,563)

EFFECTIVE INCOME TAX RATES

Alaska*	23.9%	20.5%	26.6%	24.7%	23.7%	24.3%				24.3%

Lower 48	26.2%	23.1%	27.7%	-32.5%	24.0%	22.3%				22.3%

Canada	-66.4%	-1.0%	26.1%	196.6%	-18.3%	26.8%				26.8%

Europe and North Africa	70.8%	32.4%	14.6%	78.4%	34.5%	59.8%				59.8%

Asia Pacific and Middle East	26.2%	17.1%	-3.8%	41.8%	19.7%	25.2%				25.2%

Other International	-1.3%	6.6%	4.4%	-0.8%	2.8%	-2.0%				-2.0%

Corporate and Other	3.0%	13.3%	74.3%	86.6%	119.4%	-1.9%				-1.9%

Consolidated	31.3%	22.4%	12.1%	42.2%	23.8%	-9.5%				-9.5%
*Alaska including taxes other than income taxes.	38.1%	25.8%	40.6%	38.2%	35.4%	61.2%				61.2%

	2019					2020
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
$ Millions
EARNINGS BY SEGMENT

Alaska	384	462	306	368	1,520	81				81

Lower 48	193	206	26	11	436	(437)				(437)

Canada	122	100	51	6	279	(109)				(109)

Europe and North Africa	207	407	2,001	109	2,724	75				75

Asia Pacific and Middle East	525	517	613	274	1,929	398				398

Other International	131	81	73	(22)	263	28				28

Corporate and Other	271	(193)	(14)	(26)	38	(1,775)				(1,775)

Consolidated	1,833	1,580	3,056	720	7,189	(1,739)				(1,739)

SPECIAL ITEMS

Alaska	-	81	(6)	4	79	(120)				(120)

Lower 48	(47)	(125)	(110)	(230)	(512)	(467)				(467)

Canada	68	66	-	-	134	(29)				(29)

Europe and North Africa	-	234	1,845	(7)	2,072	(2)				(2)

Asia Pacific and Middle East	-	52	164	(151)	65	(4)				(4)

Other International	147	84	86	-	317	29				29

Corporate and Other	517	45	163	273	998	(1,632)				(1,632)

Consolidated	685	437	2,142	(111)	3,153	(2,225)				(2,225)
Detailed reconciliation of these items is provided on page 3.

ADJUSTED EARNINGS

Alaska	384	381	312	364	1,441	201				201

Lower 48	240	331	136	241	948	30				30

Canada	54	34	51	6	145	(80)				(80)

Europe and North Africa	207	173	156	116	652	77				77

Asia Pacific and Middle East	525	465	449	425	1,864	402				402

Other International	(16)	(3)	(13)	(22)	(54)	(1)				(1)

Corporate and Other	(246)	(238)	(177)	(299)	(960)	(143)				(143)

Consolidated	1,148	1,143	914	831	4,036	486				486

ADJUSTED EFFECTIVE INCOME TAX RATES

Alaska	23.9%	25.6%	25.2%	25.4%	25.0%	23.0%				23.0%

Lower 48	25.3%	23.0%	23.1%	20.5%	23.0%	18.0%				18.0%

Canada	26.7%	20.8%	26.1%	196.6%	19.5%	27.2%				27.2%

Europe and North Africa	70.8%	71.3%	73.4%	77.7%	73.0%	61.0%				61.0%

Asia Pacific and Middle East	26.2%	24.6%	23.3%	28.9%	25.8%	25.1%				25.1%

Other International	9.6%	-32.9%	-2.7%	-0.8%	0.7%	28.6%				28.6%

Corporate and Other	14.8%	12.7%	23.3%	4.8%	13.2%	-13.9%				-13.9%

Consolidated	42.9%	40.5%	42.5%	46.6%	43.0%	38.2%				38.2%

	2019					2020
$ Millions	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
DETAILED SPECIAL ITEMS

Alaska
Impairments	-	-	-	-	-	(154)				(154)
Pending claims and settlements	-	69	-	-	69	-				-
Subtotal before income taxes	-	69	-	-	69	(154)				(154)
Income tax provision (benefit)[1]	-	(12)	6	(4)	(10)	(34)				(34)
Total	-	81	(6)	4	79	(120)				(120)

Lower 48
Impairments	(60)	(95)	(141)	(386)	(682)	(561)				(561)
Gain (loss) on asset sales	-	-	-	82	82	(38)				(38)
Pending claims and settlements	-	(67)	-	9	(58)	-				-
Subtotal before income taxes	(60)	(162)	(141)	(295)	(658)	(599)				(599)
Income tax provision (benefit)	(13)	(37)	(31)	(65)	(146)	(132)				(132)
Total	(47)	(125)	(110)	(230)	(512)	(467)				(467)

Canada
Impairments	-	-	-	-	-	(39)				(39)
Gain (loss) on asset sales	-	56	-	-	56	-				-
Subtotal before income taxes	-	56	-	-	56	(39)				(39)
Income tax provision (benefit)[2]	(68)	(10)	-	-	(78)	(10)				(10)
Total	68	66	-	-	134	(29)				(29)

Europe and North Africa
Impairments	-	-	-	-	-	(11)				(11)
Gain (loss) on asset sales	-	-	1,752	(15)	1,737	-				-
Subtotal before income taxes	-	-	1,752	(15)	1,737	(11)				(11)
Income tax provision (benefit)[3]	-	(234)	(93)	(8)	(335)	(9)				(9)
Total	-	234	1,845	(7)	2,072	(2)				(2)

Asia Pacific and Middle East
Gain (loss) on asset sales	-	5	-	-	5	-				-
Impairments	-	-	-	-	-	(5)				(5)
Qatar deferred tax adjustment	-	-	-	(118)	(118)	-				-
Pending claims and settlements	-	-	-	(2)	(2)	-				-
Subtotal before income taxes	-	5	-	(120)	(115)	(5)				(5)
Income tax provision (benefit)[4]	-	(47)	(164)	31	(180)	(1)				(1)
Total	-	52	164	(151)	65	(4)				(4)

Other International
Pending claims and settlements	147	89	89	-	325	29				29
Subtotal before income taxes	147	89	89	-	325	29				29
Income tax provision (benefit)	-	5	3	-	8	-				-
Total	147	84	86	-	317	29				29

Corporate and Other
Pension settlement expense	-	-	(37)	(8)	(45)	-				-
Pending claims and settlements	(17)	44	34	(17)	44	-				-
Unrealized gain (loss) on CVE common shares	343	30	116	160	649	(1,691)				(1,691)
Unrealized gain (loss) on CAD FX derivative	(6)	(24)	15	(18)	(33)	75				75
Recognition of deferred revenue	248	-	49	-	297	-				-
Subtotal before income taxes	568	50	177	117	912	(1,616)				(1,616)
Income tax provision (benefit)[5]	51	5	14	(156)	(86)	16				16
Total	517	45	163	273	998	(1,632)				(1,632)

Total Company	685	437	2,142	(111)	3,153	(2,225)				(2,225)
[1]Includes deferred tax adjustment in 2Q 2019 in Alaska.
[2]Includes deferred tax adjustment in 1Q 2019, and a tax rate change in 2Q 2019 in Canada.
[3]Includes tax adjustment in 2Q 2019 and 3Q 2019 related to the U.K. disposition.
[4]Includes tax adjustment in 2Q 2019 related to the Greater Sunrise Fields disposition and in 3Q 2019 for Malaysia Deepwater tax incentives.
[5]Includes deferred tax adjustment related to foreign tax credits in 4Q 2019.

	2019					2020
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
$ Millions
CONSOLIDATED BALANCE SHEET

Assets
Cash and cash equivalents	6,218	5,941	7,193	5,088	5,088	3,908				3,908
Short-term investments	249	732	908	3,028	3,028	3,866				3,866
Accounts and notes receivable	3,701	3,490	3,478	3,267	3,267	2,116				2,116
Accounts and notes receivable—related parties	168	161	138	134	134	148				148
Investment in Cenovus Energy	1,805	1,835	1,951	2,111	2,111	420				420
Inventories	1,014	1,089	955	1,026	1,026	726				726
Prepaid expenses and other current assets	528	2,552	594	2,259	2,259	1,960				1,960
Total Current Assets	13,683	15,800	15,217	16,913	16,913	13,144				13,144
Investments and long-term receivables	9,302	8,748	8,916	8,687	8,687	8,707				8,707
Loans and advances—related parties	268	268	219	219	219	167				167
Net properties, plants and equipment	45,942	44,334	43,814	42,269	42,269	40,645				40,645
Other assets	2,303	2,111	2,174	2,426	2,426	2,370				2,370
Total Assets	71,498	71,261	70,340	70,514	70,514	65,033				65,033

Liabilities
Accounts payable	3,815	3,618	3,148	3,176	3,176	2,900				2,900
Accounts payable—related parties	31	17	23	24	24	21				21
Short-term debt	113	114	121	105	105	126				126
Accrued income and other taxes	1,539	1,213	1,077	1,030	1,030	853				853
Employee benefit obligations	470	529	543	663	663	323				323
Other accruals	1,402	3,505	1,030	2,045	2,045	1,852				1,852
Total Current Liabilities	7,370	8,996	5,942	7,043	7,043	6,075				6,075
Long-term debt	14,832	14,809	14,799	14,790	14,790	14,847				14,847
Asset retirement obligations and accrued environmental costs	7,730	5,996	6,087	5,352	5,352	5,316				5,316
Deferred income taxes	5,043	4,825	4,693	4,634	4,634	4,141				4,141
Employee benefit obligations	1,704	1,689	1,786	1,781	1,781	1,563				1,563
Other liabilities and deferred credits	1,838	1,872	1,794	1,864	1,864	1,704				1,704
Total Liabilities	38,517	38,187	35,101	35,464	35,464	33,646				33,646

Equity
Common stock issued
Par value	18	18	18	18	18	18				18
Capital in excess of par	46,877	46,922	46,954	46,983	46,983	47,027				47,027
Treasury stock	(43,656)	(44,906)	(45,656)	(46,405)	(46,405)	(47,130)				(47,130)
Accumulated other comprehensive income (loss)	(5,914)	(5,827)	(5,654)	(5,357)	(5,357)	(6,145)				(6,145)
Retained earnings	35,534	36,769	39,484	39,742	39,742	37,545				37,545
Total Common Stockholders' Equity	32,859	32,976	35,146	34,981	34,981	31,315				31,315
Noncontrolling Interests	122	98	93	69	69	72				72
Total Equity	32,981	33,074	35,239	35,050	35,050	31,387				31,387
Total Liabilities and Equity	71,498	71,261	70,340	70,514	70,514	65,033				65,033

	2019					2020
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
$ Millions
CASH FLOW INFORMATION

Cash Flows from Operating Activities
Net income (loss)	1,846	1,597	3,071	743	7,257	(1,711)				(1,711)
Depreciation, depletion and amortization	1,546	1,490	1,566	1,488	6,090	1,411				1,411
Impairments	1	1	24	379	405	521				521
Dry hole costs and leasehold impairments	27	41	293	60	421	67				67
Accretion on discounted liabilities	86	87	86	67	326	67				67
Deferred taxes	(1)	(220)	(83)	(140)	(444)	(227)				(227)
Undistributed equity earnings	24	338	(102)	334	594	31				31
Gain on dispositions	(17)	(82)	(1,785)	(82)	(1,966)	42				42
Unrealized (gain) loss on investment in Cenovus Energy	(343)	(30)	(116)	(160)	(649)	1,691				1,691
Other	(221)	200	(310)	(20)	(351)	(284)				(284)
Net working capital changes	(54)	(531)	(307)	313	(579)	497				497
Net Cash Provided by Operating Activities	2,894	2,891	2,337	2,982	11,104	2,105				2,105

Cash Flows from Investing Activities
Capital expenditures and investments	(1,637)	(1,729)	(1,675)	(1,595)	(6,636)	(1,649)				(1,649)
Working capital changes associated with investing activities	107	(83)	(7)	(120)	(103)	81				81
Proceeds from asset dispositions	142	559	2,219	92	3,012	549				549
Net sales (purchases) of investments	(1)	(484)	(180)	(2,245)	(2,910)	(935)				(935)
Long-term collections from (advances to)
related parties and other investments	(88)	276	(207)	38	19	22				22
Net Cash Provided by (Used in) Investing Activities	(1,477)	(1,461)	150	(3,830)	(6,618)	(1,932)				(1,932)

Cash Flows from Financing Activities
Repayment of debt	(19)	(19)	(21)	(21)	(80)	(24)				(24)
Issuance of company common stock	(38)	2	(3)	9	(30)	2				2
Repurchase of company common stock	(752)	(1,250)	(749)	(749)	(3,500)	(726)				(726)
Dividends paid	(350)	(346)	(341)	(463)	(1,500)	(458)				(458)
Other	(14)	(41)	(18)	(46)	(119)	(24)				(24)
Net Cash Provided by (Used in) Financing Activities	(1,173)	(1,654)	(1,132)	(1,270)	(5,229)	(1,230)				(1,230)

Effect of Exchange Rate Changes	75	(49)	(94)	22	(46)	(122)				(122)

Net Change in Cash, Cash Equivalents and Restricted Cash	319	(273)	1,261	(2,096)	(789)	(1,179)				(1,179)
Cash, cash equivalents and restricted cash at beginning of period	6,151	6,470	6,197	7,458	6,151	5,362				5,362
Cash, Cash Equivalents and Restricted Cash at End of Period	6,470	6,197	7,458	5,362	5,362	4,183				4,183

CAPITAL EXPENDITURES AND INVESTMENTS

Alaska	410	370	427	306	1,513	509				509

Lower 48	834	936	843	781	3,394	776				776

Canada	123	109	83	53	368	74				74

Europe and North Africa	157	182	198	171	708	121				121

Asia Pacific and Middle East	96	123	103	262	584	103				103

Other International	1	-	-	7	8	53				53

Corporate and Other	16	9	21	15	61	13				13
Total Capital Expenditures and Investments	1,637	1,729	1,675	1,595	6,636	1,649				1,649

	2019					2020
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
TOTAL SEGMENTS

Production
Total (MBOED)	1,361	1,332	1,366	1,334	1,348	1,289				1,289

Crude Oil (MBD)
Consolidated operations	703	688	696	681	692	642				642
Equity affiliates	12	14	14	14	13	12				12
Total	715	702	710	695	705	654				654
Over (under) lifting of crude oil (MBD)	8	(3)	19	(2)	6	(20)				(20)

NGL (MBD)
Consolidated operations	103	110	106	110	107	116				116
Equity affiliates	7	8	8	8	8	7				7
Total	110	118	114	118	115	123				123

Bitumen (MBD)
Consolidated operations	63	51	63	64	60	66				66
Equity affiliates	-	-	-	-	-	-				-
Total	63	51	63	64	60	66				66

Natural Gas (MMCFD)
Consolidated operations	1,852	1,704	1,795	1,661	1,753	1,638				1,638
Equity affiliates	988	1,064	1,076	1,080	1,052	1,036				1,036
Total	2,840	2,768	2,871	2,741	2,805	2,674				2,674

Industry Prices
Crude Oil ($/BBL)
WTI	54.87	59.80	56.44	56.98	57.02	46.06				46.06
WCS	42.58	49.13	44.18	41.15	44.26	25.54				25.54
Brent dated	63.20	68.82	61.94	63.22	64.30	50.31				50.31
JCC ($/BBL)	76.98	63.72	71.59	66.34	69.66	65.89				65.89
Natural Gas ($/MMBTU)
Henry Hub first of month	3.15	2.64	2.23	2.50	2.63	1.95				1.95

Average Realized Prices
Total ($/BBL)	50.59	50.50	47.07	47.01	48.78	38.81				38.81

Crude Oil ($/BBL)
Consolidated operations	59.45	64.90	59.56	60.14	60.98	48.77				48.77
Equity affiliates	59.53	63.98	59.91	61.58	61.32	53.14				53.14
Total	59.45	64.88	59.57	60.17	60.99	48.86				48.86

NGL ($/BBL)
Consolidated operations	22.74	19.97	14.33	18.26	18.73	12.81				12.81
Equity affiliates	38.19	41.72	30.18	37.28	36.70	42.41				42.41
Total	23.85	21.65	15.59	19.67	20.09	14.82				14.82

Bitumen ($/BBL)
Consolidated operations	33.15	37.20	32.54	24.58	31.72	5.90				5.90
Equity affiliates	-	-	-	-	-	-				-
Total	33.15	37.20	32.54	24.58	31.72	5.90				5.90

Natural Gas ($/MCF)
Consolidated operations	5.27	4.08	3.73	3.88	4.25	3.60				3.60
Equity affiliates	7.31	5.81	6.40	5.75	6.29	5.41				5.41
Total	6.00	4.76	4.74	4.62	5.03	4.30				4.30

Exploration Expenses ($ Millions)
Dry holes	10	16	139	35	200	36				36
Leasehold impairment	17	25	154	25	221	31				31
Total noncash expenses	27	41	293	60	421	67				67
Other (G&A, G&G and lease rentals)	83	81	67	91	322	121				121
Total exploration expenses	110	122	360	151	743	188				188

U.S. exploration expenses	75	70	319	60	524	99				99
International exploration expenses	35	52	41	91	219	89				89

DD&A ($ Millions)
Alaska	205	208	200	192	805	209				209
Lower 48	621	709	731	761	2,822	707				707
Canada	56	48	63	63	230	69				69
Europe and North Africa	273	173	222	218	886	196				196
Asia Pacific and Middle East	375	338	332	240	1,285	217				217
Other International	-	-	-	-	-	-				-
Corporate and Other	16	14	18	14	62	13				13
Total DD&A	1,546	1,490	1,566	1,488	6,090	1,411				1,411

	2019					2020
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
PRODUCTION

Crude Oil (MBD)
Alaska	210	199	190	205	202	198				198
Lower 48	245	269	277	274	266	270				270
Canada	1	1	1	1	1	2				2
Norway	89	73	91	85	84	84				84
United Kingdom	25	20	19	-	16	-				-
Libya	38	37	39	39	38	9				9
Europe and North Africa	152	130	149	124	138	93				93
Australia/Timor-Leste	6	7	6	5	6	4				4
China	41	37	35	29	35	31				31
Indonesia	2	2	2	2	2	2				2
Malaysia	46	43	36	41	42	42				42
Equity affiliates	12	14	14	14	13	12				12
AP/ME	107	103	93	91	98	91				91
Total	715	702	710	695	705	654				654

NGL (MBD)
Alaska	17	17	11	16	15	19				19
Lower 48	74	82	84	85	81	89				89
Canada	-	1	-	-	-	1				1
Norway	4	3	4	5	4	5				5
United Kingdom	4	3	3	-	3	-				-
Europe and North Africa	8	6	7	5	7	5				5
Australia/Timor-Leste	4	4	4	4	4	2				2
Equity affiliates	7	8	8	8	8	7				7
AP/ME	11	12	12	12	12	9				9
Total	110	118	114	118	115	123				123

Bitumen (MBD)
Canada	63	51	63	64	60	66				66
Total	63	51	63	64	60	66				66

Natural Gas (MMCFD)
Alaska	8	7	6	8	7	8				8
Lower 48	568	593	649	677	622	679				679
Canada	7	8	9	11	9	20				20
Norway	263	244	226	284	254	297				297
United Kingdom	310	247	218	-	193	-				-
Libya	31	27	29	36	31	13				13
Europe and North Africa	604	518	473	320	478	310				310
Australia/Timor-Leste	273	202	222	203	225	237				237
Indonesia	311	314	324	333	321	309				309
Malaysia	81	62	112	109	91	75				75
Equity affiliates	988	1,064	1,076	1,080	1,052	1,036				1,036
AP/ME	1,653	1,642	1,734	1,725	1,689	1,657				1,657
Total	2,840	2,768	2,871	2,741	2,805	2,674				2,674

Total (MBOED)
Alaska	228	217	202	222	218	218				218
Lower 48	414	450	469	472	451	472				472
Canada	65	54	66	67	63	72				72
Norway	137	117	133	137	131	139				139
United Kingdom	80	64	58	-	50	-				-
Libya	43	42	44	45	43	11				11
Europe and North Africa	260	223	235	182	224	150				150
Australia/Timor-Leste	56	45	47	43	48	46				46
China	41	37	35	29	35	31				31
Indonesia	54	54	56	58	56	54				54
Malaysia	60	53	55	59	57	54				54
Equity affiliates	183	199	201	202	196	192				192
AP/ME	394	388	394	391	392	377				377
Total	1,361	1,332	1,366	1,334	1,348	1,289				1,289

	2019					2020
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
AVERAGE REALIZED PRICES

Crude Oil ($/BBL)
Consolidated operations
Alaska	62.81	67.57	62.78	63.43	64.12	54.78				54.78
Lower 48	53.15	59.17	54.38	54.34	55.30	40.97				40.97
Canada	-	-	-	-	40.87	-				-
Norway	63.16	70.09	64.00	64.25	65.19	54.92				54.92
United Kingdom	59.74	69.22	63.32	-	64.68	-				-
Libya	63.22	68.95	62.30	63.95	64.47	64.21				64.21
Europe and North Africa	62.83	69.65	63.47	64.15	64.94	55.53				55.53
Australia/Timor-Leste	59.39	62.22	57.02	58.32	59.29	47.35				47.35
China	59.23	65.40	59.07	63.17	61.26	54.10				54.10
Indonesia	47.07	51.62	48.79	50.35	49.55	29.33				29.33
Malaysia	67.33	73.99	66.26	69.74	69.45	57.67				57.67
AP/ME	62.94	69.78	62.01	65.90	65.02	54.71				54.71
Total consolidated operations	59.45	64.90	59.56	60.14	60.98	48.77				48.77
Equity affiliates	59.53	63.98	59.91	61.58	61.32	53.14				53.14
Total	59.45	64.88	59.57	60.17	60.99	48.86				48.86

NGL ($/BBL)
Consolidated operations
Lower 48	20.66	17.91	13.04	16.27	16.83	11.85				11.85
Canada	-	-	-	-	19.87	-				-
Norway	33.37	29.42	24.38	32.42	30.67	21.54				21.54
United Kingdom	27.65	32.75	22.20	-	27.71	-				-
Europe and North Africa	31.15	32.00	23.20	32.42	29.37	21.54				21.54
Australia/Timor-Leste	40.13	39.97	30.13	37.20	37.85	39.34				39.34
AP/ME	40.13	39.97	30.13	37.20	37.85	39.34				39.34
Total consolidated operations	22.74	19.97	14.33	18.26	18.73	12.81				12.81
Equity affiliates	38.19	41.72	30.18	37.28	36.70	42.41				42.41
Total	23.85	21.65	15.59	19.67	20.09	14.82				14.82

Bitumen ($/BBL)
Canada*	33.15	37.20	32.54	24.58	31.72	5.90				5.90
Total	33.15	37.20	32.54	24.58	31.72	5.90				5.90

Natural Gas ($/MCF)
Consolidated operations
Alaska	3.42	3.19	3.01	3.09	3.19	3.07				3.07
Lower 48	2.74	2.10	1.80	1.92	2.12	1.48				1.48
Canada	-	-	-	-	0.49	-				-
Norway	6.39	4.31	3.37	4.61	4.72	3.65				3.65
United Kingdom	6.83	4.49	3.69	-	5.19	-				-
Libya	4.92	4.79	4.83	4.91	4.87	4.53				4.53
Europe and North Africa	6.55	4.42	3.60	4.63	4.92	3.68				3.68
Australia/Timor-Leste**	0.83	0.78	0.76	0.77	0.79	6.43				6.43
Indonesia	6.69	7.19	6.69	6.66	6.81	6.58				6.58
Malaysia	3.84	3.57	3.44	3.47	3.56	2.93				2.93
AP/ME	6.36	5.89	5.78	5.60	5.91	5.94				5.94
Total consolidated operations	5.27	4.08	3.73	3.88	4.25	3.60				3.60
Equity affiliates	7.31	5.81	6.40	5.75	6.29	5.41				5.41
Total	6.00	4.76	4.74	4.62	5.03	4.30				4.30
*Average realized prices exclude additional value realized from third-party purchases and sales for optimization of our pipeline capacity between Canada and the U.S. Gulf Coast.
**Excludes transfers to Darwin LNG plant.

	2019					2020
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
CORPORATE AND OTHER

Corporate and Other Earnings (Loss) ($ Millions)	271	(193)	(14)	(26)	38	(1,775)				(1,775)

Detail of Earnings (Loss) ($ Millions)
Net interest expense	(196)	(131)	(123)	(154)	(604)	(155)				(155)
Corporate G&A expenses	(65)	(49)	(34)	(104)	(252)	50				50
Technology*	96	(10)	43	(6)	123	1				1
Other	436	(3)	100	238	771	(1,671)				(1,671)
Total	271	(193)	(14)	(26)	38	(1,775)				(1,775)
*Includes investment in new technologies or businesses outside of our normal scope of operations and licensing revenues.

Before-Tax Net Interest Expense ($ Millions)
Interest expense	(243)	(178)	(200)	(214)	(835)	(216)				(216)
Capitalized interest	10	13	16	18	57	14				14
Interest revenue	32	33	45	39	149	42				42
Total	(201)	(132)	(139)	(157)	(629)	(160)				(160)

Debt
Total debt ($ Millions)	14,945	14,923	14,920	14,895	14,895	14,973				14,973
Debt-to-capital ratio (%)	31%	31%	30%	30%	30%	32%				32%

Equity ($ Millions)	32,981	33,074	35,239	35,050	35,050	31,387				31,387

REFERENCE

Commonly Used Abbreviations
Earnings	Net Income (Loss) Attributable to ConocoPhillips
DD&A	Depreciation, Depletion and Amortization
G&G	Geological and Geophysical
G&A	General and Administrative
JCC	Japan Crude Cocktail
LNG	Liquefied Natural Gas
NGL	Natural Gas Liquids
WCS	Western Canada Select
WTI	West Texas Intermediate

Units of Measure
BBL	Barrels
MMBBL	Millions of Barrels
MBD	Thousands of Barrels per Day
MBOED	Thousands of Barrels of Oil Equivalent per Day
MCF	Thousands of Cubic Feet
MMBTU	Millions of British Thermal Units